Certain confidential information contained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. SUB-SUBLEASE AGREEMENT This SUB-SUBLEASE AGREEMENT (“Sub-Sublease”) is dated as of June 2, 2025 (the “Effective Date”), by and between ASCENDIS PHARMA, INC., a Delaware corporation (“Sub- Sublandlord”), and SUMMIT THERAPEUTICS SUB, INC. a Delaware corporation (“Sub- Subtenant”). RECITALS A. 1050 Page Mill Road Property, LLC (the “Sublandlord”) leases the project known as 1050 Page Mill Road, Palo Alto, California (the “Project”) from The Board of Trustees of the Leland Stanford Junior University, a body having corporate powers under the laws of the State of California (“Ground Lessor”) pursuant to that certain Ground Lease dated as of June 25, 1998 (“Ground Lease”). B. Sub-Sublandlord currently subleases certain premises from Sublandlord, pursuant to the terms and conditions of that certain Sublease dated as of October 26, 2020 (the “Sublease”). Pursuant to the Sublease, Sub-Sublandlord currently subleases from Sublandlord those certain premises commonly known as Building 1 located at the Project and consisting of approximately 72,812 rentable square feet of space (“Premises”), as more particularly described in the Sublease. Sublandlord represents that a true, correct and complete copy of the Sublease is attached hereto as Exhibit A which may be redacted as to non-material financial terms. All terms capitalized but undefined herein shall have the meanings ascribed to them in the Sublease. B. The Initial Term of the Sublease is scheduled to expire by its terms on October 28, 2033 (“Sublease Expiration Date”). C. Sub-Sublandlord desires to sub-sublease a portion of the Premises consisting of approximately 36,406 rentable square feet of space located on the west side of the first and second floors of the Premises (the “Subleased Premises”), as depicted on Exhibit B hereto, to Sub- Subtenant and Sub-Subtenant desires to sub-sublease the Subleased Premises from Sub- Sublandlord pursuant to the terms and conditions of this Sub-Sublease. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Sub-Sublandlord and Sub-Subtenant hereby agree as follows: 1. Sublease Premises. Sub-Sublandlord hereby sub-subleases to Sub-Subtenant the Subleased Premises, and Sub-Subtenant hereby sub-subleases the Subleased Premises from Sub- Sublandlord, pursuant to the terms and conditions of this Sub-Sublease. Sub-Subtenant shall accept the Subleased Premises in the condition and state of repair on the “Sublease Commencement Date” (defined below) it its “AS IS” and “WHERE IS” condition. Sub- Sublandlord shall deliver the Subleased Premises on the Sub-Sublease Commencement Date broom clean, vacant and free of all trash, occupants and personal property (other than the personal property set forth on Exhibit C (“FF&E”) which shall remain on the Subleased Premises throughout the Sublease Term). Except as otherwise provided in this Sub-Sublease, Sub-Subtenant

2 expressly acknowledges and agrees Sub-Sublandlord shall not have any obligation to perform any work to prepare the Subleased Premises for Sub-Subtenant’s use and occupancy. 2. Term. Subject to Section 15 herein, the term of this Sub-Sublease (the “Sub- Sublease Term”) shall commence on the date that is the later of: (i) January 1, 2026, and (ii) the date on which Sub-Sublandlord obtains the consent of Sublandlord and Ground Lessor to this Sub- Sublease (“Consent”), in form and substance reasonably satisfactory to Ground Lessor, Sub- Sublandlord and Sub-Subtenant (the “Sublease Commencement Date”) and shall expire on October 28, 2033 (“Sub-Sublease Expiration Date”), unless earlier terminated pursuant to the terms of this Sub-Sublease. 3. Use. Sub-Subtenant shall use the Subleased Premises in compliance with the Sublease, and solely for conducting Sub-Subtenant’s business, which includes general office and research development purposes and other legally permitted uses ancillary thereto. 4. Rent. Sub-Sublandlord shall be responsible for the timely payment of Base Monthly Rent and Additional Rent under the Sublease and otherwise complying with the obligations of Sub-Sublandlord under the Sublease before and during the Sub-Sublease Term. Sub- Subtenant shall pay to Sub-Sublandlord the following as Sub-Sublease rent hereunder: 5. Sublease Term Rent; Rent Commencement Date. Beginning on the Sub- Sublease Rent Commencement Date, and continuing during the Sub-Sublease Term, Sub- Subtenant shall pay to Sub-Sublandlord, as sublease rent (“Monthly Sub-Sublease Rent”) and in lieu of the Base Monthly Rent set forth in the Sublease, in lawful money of the United States of America, without any deduction, offset, prior notice or demand, in advance on the first business day of each month of the Sub-Sublease Term from the Sub-Sublease Rent Commencement Date through the Sublease Expiration Date, the amount of $[**] (based on a rental rate of $[**] per rentable square foot of the Subleased Premises), plus Sub-Subtenant’s Share (as defined below) of Additional Rent (as defined in the Sublease) required under the Sublease with respect to the Subleased Premises in and for the Sublease Term, excluding only utility usage and janitorial services, any late fees, damages or penalties arising from Sublandlord’s breach of the Master Lease (other than those, if any, resulting from Subtenant’s failure to comply with this Sublease), and except as otherwise provided in this Sublease. Sub-Sublandlord shall provide Sub-Subtenant any documentation actually received by Sub-Sublandlord with respect to such Additional Rent amounts and will reasonably cooperate to obtain any other documentation reasonably requested by Sub-Subtenant with respect to such Additional Rents. Notwithstanding anything to the contrary contained in this Sub-Sublease, Sub-Subtenant’s obligation for payment of Monthly Sub-Sublease Rent shall be conditionally abated for each of the initial [**] ([**]) full calendar months of the Sub-Sublease Term by [**] percent ([**]%) (“Abatement”), provided that in the event of the termination of this Sub-Sublease due to a breach by Sub-Subtenant under this Sub-Sublease, then, in addition to all other rights and remedies of Sub-Sublandlord, the amount of Monthly Sub- Sublease Rent theretofore so conditionally abated shall be immediately due and payable in full to Sub-Sublandlord (“Inducement Recapture”) and Sub-Subtenant shall not be entitled to any further conditional abatement of Monthly Sub-Sublease Rent hereunder. Such abatement shall apply to Monthly Sub-Sublease Rent only and shall not relieve Sub-Subtenant of any other obligations under this Sub-Sublease including, without limitation, the obligation to pay Additional Rent hereunder. As used herein, “Sub-Sublease Rent Commencement Date” shall mean the Sub-

3 Sublease Commencement Date. On each anniversary of the Sub-Sublease Commencement Date, Monthly Sub-Sublease Rent shall increase by [**] percent ([**]%) throughout the Sub-Sublease Term. As used herein, “Sub-Subtenant’s Share” shall mean [**] percent ([**]%). Subject to the provisions of this Section 5 regarding the Abatement and provided that no Inducement Recapture is applicable, Sub-Subtenant shall pay to Sub-Sublandlord as Monthly Sub-Sublease Rent for said Subleased Premises as follows: Period Monthly Sub-Sublease Rent 1/1/26-12/31/26 $[**]* 1/1/27-12/31/27 $[**] 1/1/28-12/31/28 $[**] 1/1/29-12/31/29 $[**] 1/1/30-12/31/30 $[**] 1/1/31-12/31/31 $[**] 1/1/31-12/31/32 $[**] 1/1/33-9/30/33 $[**] 10/1/33-10/28/33 $[**]** *Subject to Inducement Recapture, if applicable. ** Final month prorated based on 28 days 5.1 Early Access. Provided the Consent has been obtained and Sub-Subtenant provides proof of the insurance required under this Sub-Sublease, Sub-Subtenant shall have early access to the Subleased Premises at least [**] ([**]) days before the Sub-Sublease Commencement Date to install cabling, furniture fixtures and otherwise prepare the Subleased Premises for Sub- Subtenant’s occupancy (“Early Access Period”). The terms and conditions set forth in this Sub- Sublease shall apply during the Early Access Period; provided that Sub-Subtenant shall not be responsible for Rent during such Early Access Period. 5.2 Other Charges. In addition, Sub-Subtenant shall pay Sub-Sublandlord any charges, actually incurred, without markup, for services requested by Sub-Subtenant that Sub- Sublandlord is liable to Sublandlord or Ground Lessor for and which relate to services that Sublandlord or Ground Lessor, as applicable, are not obligated to provide at no additional cost under the Sublease or Ground Lease, as applicable (“Other Charges”). Such Other Charges, if not paid directly to the Sublandlord or Ground Lessor, as applicable, by Sub-Subtenant, shall be paid to Sub-Sublandlord for remittance within thirty (30) days of being billed to Sub-Subtenant by

4 Sub-Sublandlord. Sub-Sublandlord shall provide Sub-Subtenant with documentation actually received by Sub-Sublandlord with respect to such Other Charges and will reasonably cooperate to obtain any other documentation reasonably requested by Sub-Subtenant with respect to such Other Charges. 5.3 “Sub-Sublease Rent” Defined. All monetary obligations of Sub-Subtenant to Sub-Sublandlord under the terms of this Sub-Sublease are deemed to be rent (“Sub-Sublease Rent”). Sub-Sublease Rent shall be payable in lawful money of the United States to Sub- Sublandlord by ACH or wire transfer to an account that Sub-Sublandlord may designate in writing. Sub-Sublease Rent payable for any partial month during the Sub-Sublease Term shall be prorated on a daily basis based on the actual number of days in such month. 6. Security Deposit. After receipt of the consent of Sublandlord and Ground Lessor pursuant to Section 16 herein, Subtenant shall deliver to Sublandlord a security deposit in the amount of $[**] (the “Security Deposit” to secure the faithful observance and performance by Sub- Subtenant of the terms and conditions of this Sub-Sublease. If Sub-Subtenant defaults in the observance or performance of any of such terms and conditions beyond the date of any notice and cure period for such default, Sub-Sublandlord may use or apply all or any part of the Security Deposit for the payment of any Sub-Sublease Rent not paid when due or for the payment of any other amounts due Sub-Sublandlord due to of such default, including any direct costs of Sub- Sublandlord’s observing or performing such terms or conditions on Sub-Subtenant’s behalf and any direct costs incurred in reletting or damages incurred by Sub-Sublandlord. If Sub-Sublandlord shall use or apply all or any part of the Security Deposit, Sub-Subtenant shall, within forty-five (45) business days following notice from Sub-Sublandlord, deliver to Sub-Sublandlord additional funds so as to restore the Security Deposit to the amount before such application of funds by Sub- Sublandlord. The Security Deposit, or so much thereof as shall not have been used or applied in accordance with this Section 6, shall be returned to Sub-Subtenant no later than thirty (30) days following the later of: (i) the expiration or sooner termination of this Sub-Sublease, and (ii) the surrender of the Subleased Premises to Sub-Sublandlord in accordance with this Sub-Sublease. 7. Master Lease. 7.1 Sublease Subordinate to Master Lease; Subtenant’s Covenants. This Sub-Sublease is in all respects subject and subordinate to all of the terms, provisions, covenants, stipulations, conditions and agreements of the Sublease and the Ground Lease. Sub-Subtenant agrees as follows: except as otherwise provided in this Sub-Sublease, all references in such incorporated provision to the word “Subtenant” shall be deemed to refer to Sub-Subtenant, all references to the word “Leased Premises” shall be deemed to refer to the Subleased Premises, all references to the term “Sublease” shall be deemed to refer to this Sub-Sublease, all references to the word “Term” shall be deemed to refer to the Sub-Sublease Term, all references to the term “Landlord” shall be deemed to refer to the Sub-Sublandlord, and all references to the term “indemnitees” shall be deemed to include reference to the Sub-Sublandlord, each unless expressly stated, or the context would imply, otherwise): (a) Basic Lease Provisions. The provisions of the Sublease are hereby incorporated herein by reference, except for (i) the following provisions of Section 1.1: “Lease Commencement Date”, “Base Rent Commencement Date”, “Initial Term”, “Lease Expiration

5 Date”, “[**]”, “First Month’s Prepaid Rent”, “Tenant’s Security Deposit”, “Lease Guaranty”, “Lease Guaranty Opinion”, “Tenant’s Broker”, “Leased Premises”, “Tenant’s Building Share”, “Tenant’s Property Share”, and “Base Monthly Rent”, and (ii) Sections 2.4, 2.5, 3.8(b), 4.6 (other than Subsection (a) thereof which is incorporated herein), 4.14 (other than the first sentence thereof which is incorporated herein), 6.1 (proviso in second sentence only to be excluded (Non-Consent Alterations)), and 7.2(b), Article 15, and Article 17 and Exhibit B and Attachment 1 of the Sublease. (b) Signage/Directory. Sub-Subtenant’s right to install signage shall be governed by Section 4.6(a) of the Sublease. (c) Alterations. Sub-Subtenant shall not make any alterations, additions or improvements to the Subleased Premises without the prior written consent of (i) Ground Lessor, which consent may be granted or withheld as set forth in the Ground Lease, (ii) Sublandlord which consent may be granted or withheld as set forth in the Sublease, and (iii) Sub-Sublandlord which consent shall not be unreasonably withheld conditioned or delayed if the consent of Ground Lessor and Sublandlord is obtained. The foregoing notwithstanding, as to any other alterations, additions or improvements desired to be undertaken by Sub-Subtenant, Sub-Subtenant shall provide all documentation and information required under the Ground Lease and the Sublease with respect to such proposed alterations, additions or improvements and Sub-Sublandlord shall promptly submit such documentation and information to Ground Lessor and Sublandlord for each of their consent to such alterations, additions or improvements. (d) Insurance. Subtenant shall obtain the insurance coverages required by the Ground Lease and Sublease. Each policy of liability insurance shall name Sub-Sublandlord, Sublandlord and Ground Lessor as an additional insured and the waiver of subrogation requirements of property policies shall operate between Sub-Sublandlord and Sub-Subtenant, in the same manner as between Ground Lessor and Sublandlord. (e) Assignment and Subletting. Sub-Subtenant shall not assign or sub- sublet the Subleased Premises without the prior written consent of (i) Ground Lessor, which may be granted or withheld as set forth in the Ground Lease, (ii) Sublandlord, which may be granted or withheld as set forth in the Sublease, and (iii) Sub-Sublandlord which consent shall not be unreasonably withheld, conditioned, or delayed (and in any case, provided or rejected no later than ten (10) business days from the date of the request) if the consent of Ground Lessor and Sublandlord is obtained. Further, Sub-Subtenant may, without Sub-Sublandlord’s prior written consent: (1) sublet the Subleased Premises or assign this Sub-Sublease to a wholly owned subsidiary, or an affiliate with respect to which Sub-Subtenant has a controlling percentage interest, (2) an entity surviving Sub-Subtenant by merger or other consolidation, or (3) an entity that acquires all or substantially all of Sub-Subtenant’s business or assets, provided that (A) such transaction is not a subterfuge to avoid Sub-Subtenant 's assignment and subletting obligations under this Subsection (e), (B) the assignee shall have unconditionally assumed Sub-Subtenant’s obligations under this Sub-Sublease in a form acceptable to Sub-Sublandlord, or in the case of a sublease, the subtenant shall have executed Sub-Sublandlord’s standard sublease consent form, and (C) the assignee or subtenant has a liquid net worth and EBITDA which is (i) equal to or greater than the liquid net worth and EBITDA of Sub-Subtenant as of the Effective Date and as of the date of such transfer, and (ii) sufficient for Sub-Subtenant to continually perform its obligations

6 under the Sub-Sublease. Nothing contained in this Sub-Sublease including, without limitation, this subsection (e) shall be construed as a waiver of any consent required from Sublandlord or Ground Lessor, as applicable. (f) Consents. Any consent or approval requested from Sub-Sublandlord in accordance with this Sub-Sublease shall be deemed reasonably withheld if Ground Lessor and/or Sublandlord withholds its consent or approval. (g) FF&E. During the Sub-Sublease Term, Sub-Subtenant shall have the right to use the FF&E, at no additional cost or expense to Sub-Subtenant. Such FF&E shall be in its AS-IS; WHERE-IS condition and Sub-Sublandlord makes no representation or warranty regarding the fitness of such FF&E for Sub-Subtenant’s intended use. So long as Sub-Subtenant is not in default under this Sub-Sublease, Sub-Subtenant shall purchase the FF&E from Sub- Subtenant for [**] ($[**]) by delivery of written notice to Sub-Sublandlord given no earlier than six (6) months prior to the Sub-Sublease Expiration Date and no later than two (2) months prior to the Sub-Sublease Expiration Date (‘Exercise Period”). If Sub-Subtenant fails to deliver such written notice during the Exercise Period, the notice shall be deemed to have been given on the last day of the Exercise Period unless Sub-Subtenant is in default under this Sub-Sublease, in which case, Sub-Subtenant’s right to acquire the FF&E shall terminate and be of no further force or effect. Title to the FF&E shall be conveyed by a Bill of Sale substantially in the form attached hereto as Exhibit D. (h) Notices. Notice shall be provided to Sub-Subtenant consistent with the terms of Section 13.10 of the Sublease to the address included below: If to Sub-Subtenant: Summit Therapeutics Sub, Inc. 601 Brickell Key Drive Suite 1000 Miami, FL 33131 Attn: [**] With a copy to: Summit Therapeutics Inc. 601 Brickell Key Drive Suite 1000 Miami, FL 33131 Attn: Head of Legal [**] Except as set forth above, the provisions of the Sublease are hereby incorporated into this Sub-Sublease except as otherwise provided in this Sub-Sublease. Neither party shall take any action or do or permit to be done anything in violation of or default under any of the terms, covenants, conditions or provisions of the Ground Lease, the Sublease or any other instrument to which this Sub-Sublease is subordinate; or (ii) which could result in any additional cost or other liability to Sub-Sublandlord unless Sub-Subtenant assumes and pays such cost or liability.

7 Sub-Subtenant expressly agrees that, if Sub-Sublandlord’s tenancy, control or right to possession shall terminate by expiration or any other cause not due to the fault of Sub-Sublandlord, this Sub-Sublease shall thereupon immediately cease and terminate (including Sub-Subtenant’s obligations to pay Sub-Sublandlord Sub-Sublease Rent) and Sub-Subtenant shall give immediate possession to Sub-Sublandlord; provided however, that the liability of the Sub-Subtenant to the Sub-Sublandlord or the liability of the Sub-Sublandlord to the Sub-Subtenant for termination caused by the applicable party's default under this Sub-Sublease shall not be discharged by reason of such termination. 7.2 Sub-Sublandlord Not Responsible for Representations and Covenants of Ground Lessor under Ground Lease or Sublandlord under Sublease. Sub-Sublandlord shall not be deemed to have made any representation made by Ground Lessor in the Ground Lease or of Sublandlord in the Sublease. Moreover, during the Sub-Sublease Term, Sub-Subtenant acknowledges and agrees that Sub-Sublandlord shall not be responsible for Ground Lessor’s breach of its covenants and obligations under the Ground Lease or Sublandlord’s breach of its covenants and obligations under the Sublease. Without limiting the generality of the foregoing and subject to Section 9 of this Sub-Sublease, Sub-Sublandlord shall not be obligated (i) to provide any of the services or utilities that Ground Lessor or Sublandlord has agreed to provide pursuant to the Ground Lease or Sublease, as applicable, (ii) to make any of the repairs or restorations that Ground Lessor has agreed in the Ground Lease to make or which Sublandlord has agreed in the Sublease to make, (iii) to comply with any laws or requirements of public authorities with which Ground Lessor has agreed in the Ground Lease to comply or which Sublandlord has agreed in the Sublease to comply, or (iv) to take any action with respect to the operation, administration or control of the Project that (a) the Ground Lessor has agreed in the Ground Lease to take, and/or (b) the Sublandlord has agreed in the Sublease to take, and Sub-Sublandlord shall have no liability to Sub-Subtenant on account of any failure of Ground Lessor or Sublandlord, as applicable, to do so, or on account of any failure by Ground Lessor or Sublandlord to observe or perform any of the terms, covenants or conditions of the Ground Lease or Sublease, as applicable, required to be observed or performed thereunder. 8. Indemnity. The indemnification provisions included in sections 8.2 and 8.3 of the Sublease shall apply to this Sub-Sublease as if Sub-Sublandlord was the “Landlord” and Sub- Subtenant was the “Tenant” described in the Sublease. 9. Sub-Sublandlord’s Covenants. Sub-Sublandlord covenants to do the following: 9.1 Sub-Sublandlord shall not (1) surrender or terminate the Sublease prior to its scheduled expiration date without the consent of Sub-Subtenant, or (2) amend or modify the Sublease without Sub-Subtenant’s consent which shall not be unreasonably withheld, conditioned or delayed if such amendment would materially affect Sub-Subtenant’s rights or obligations under this Sub-Sublease; 9.2 Sub-Sublandlord shall comply with all the terms and provisions of the Sublease, except to the extent Sub-Subtenant has assumed the same, and

8 9.3 Sub-Sublandlord shall, promptly following receipt thereof, deliver to Sub- Subtenant a copy of any and all written notices received by Sub-Sublandlord from Sublandlord which would have any material effect upon the Subleased Premises or this Sub-Sublease. 10. Sub-Sublandlord’s Right to Cure Sub-Subtenant Default/Sub-Subtenant’s Right to Cure Sub-Sublandlord Default. Upon a default by Sub-Subtenant under this Sub- Sublease (after lapse of any applicable notice and cure periods), Sub-Sublandlord may, without waiving or releasing any obligation of Sub-Subtenant hereunder and without waiving any rights or remedies at law or otherwise, make such payment or perform such act. All sums so paid or incurred by Sub-Sublandlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to [**]% per annum or the highest rate permitted by law, whichever is less, shall be payable to Sub-Sublandlord on demand as additional Sub-Sublease Rent. In the event of Sub-Sublandlord’s failure to pay rent under the Sublease by the date due, Sub-Subtenant shall have the right, (but not the obligation, unless so required by the Sublease) on written notice, to provide such payments to Sublandlord unless Sub-Sublandlord, at its sole election, (a) provides Sub-Subtenant with reasonable assurances that such failure will not cause Sub-Sublandlord to be in default under the Sublease, or (b) establishes an escrow account to hold such unpaid rent pending resolution of such failure by Sub-Sublandlord and Sublandlord. In the event that Sub-Subtenant provides such payment hereunder, Sub-Sublandlord shall reimburse Sub-Subtenant for such payments on demand. 11. Brokers. Sub-Sublandlord and Sub-Subtenant acknowledge and agree that [**], Inc. (“[**]”) has been used by Sub-Subtenant to represent Sub-Subtenant in connection with this Sub-Sublease and [**] will be compensated solely by Sub-Sublandlord for this Sub-Sublease. Sub- Sublandlord and Sub-Subtenant acknowledge and agree that [**] (“[**]”) has been used by Sub- Sublandlord to represent Sub-Sublandlord in connection with this Sub-Sublease and [**] will be compensated, if at all, solely by Sub-Sublandlord for this Sub-Sublease. Each party represents to the other that it has dealt with no broker other than [**] and [**]. Each party shall indemnify, defend and hold the other party harmless on demand from and against any liability of the other party for claims of any broker based upon breach by the indemnifying party of its representations contained in this paragraph. 12. Entire Agreement/Modification. This Sub-Sublease, including the Exhibits, contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Sub-Sublease, and no prior agreements or understanding or letter or proposal pertaining to any such matters shall be effective for any purpose. This Sub-Sublease may only be modified by a writing signed by Sub-Sublandlord and Sub-Subtenant. No provisions of this Sub-Sublease may be amended or added to, whether by conduct, oral or written communication, or otherwise, except by an agreement in writing signed by the parties hereto or their respective successors-in-interest. 13. Interpretation. The title and paragraph headings are not a part of this Sub-Sublease and shall have no effect upon the construction or interpretation of any part of this Sub-Sublease. Unless stated otherwise, references to paragraphs and subparagraphs are to those in this Sub- Sublease. This Sub-Sublease shall be strictly construed neither against Sub-Sublandlord nor Sub- Subtenant.

9 14. Representations. Sub-Sublandlord represents to Sub-Subtenant that to Sub- Sublandlord’s actual knowledge: (a) the copy of the Sublease delivered by Sub-Sublandlord to Sub- Subtenant is a complete and accurate copy of the Sublease, which is in effect and has not otherwise been amended and there are no other agreements between Sublandlord and Sub-Sublandlord relating to the leasing, use, and occupancy of the Subleased Premises; and (b) that the Subleased Premises has not been sublet or licensed to any third party, in whole or in part, by Sub-Sublandlord and the Sublease has not been assigned by Sub- Sublandlord; and (c) that no circumstance exists and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a breach or default of either party to the Sublease; and (d) Sub-Sublandlord is not the debtor, defendant or respondent in any pending receivership, insolvency, bankruptcy, foreclosure, lease termination or other creditors’ action or proceeding. 15. Quiet Possession. Provided Sub-Subtenant has performed all its obligations, Sub- Subtenant shall peaceably and quietly hold and enjoy the Premises for the Sub-Sublease Term, subject to the provisions of this Sub-Sublease. 16. FAILURE TO OBTAIN CONSENT. This Sub-Sublease shall constitute a valid and binding obligation of the parties on and after the date that it has been signed and delivered by them despite the fact that the Sub-Sublease Term and Sub-Subtenant’s rights to possession will not have commenced. Within five (5) days after Sub-Subtenant has signed and delivered this Sub- Sublease, Sub-Sublandlord shall submit a fully executed original of this Sub-Sublease to the Sublandlord for Sublandlord’s consent in accordance with the Sublease and Ground Lessor’s consent in accordance with the Ground Lease. The parties shall cooperate reasonably in connection with the application for consent by Sublandlord and Ground Lessor and furnish such available documents and information as Sublandlord and Ground Lessor Landlord may reasonably require for such purpose. This Sub-Sublease is subject to and conditioned upon the consent of the Sublandlord and Ground Lessor. If either Sublandlord or Ground Lessor refuses to consent to this Sub-Sublease or each consent is not obtained on or prior to the date that is sixty (60) days after the Effective Date, this Sub-Sublease shall be deemed canceled, and Sub-Sublandlord shall have no liability to Sub- Subtenant in connection herewith and Sub-Subtenant shall have no liability or obligations in connection herewith. [signature page follows]

[Signature Page to Sublease] IN WITNESS WHEREOF, Sub-Sublandlord and Sub-Subtenant have executed this Sublease as of the Effective Date. SUB-SUBLANDLORD: SUB-SUBTENANT: ASCENDIS PHARMA, INC., a Delaware Corporation SUMMIT THERAPEUTICS SUB, INC. a Delaware corporation By: /s/ Jan Moller Mikkelsen By: /s/ Manmeet Soni Name: Jan Moller Mikkelsen Name: Manmeet Soni Title: Chief Executive Officer & President Title: Chief Operating Officer

[Exhibit A] EXHIBIT A SUBLEASE [To Be Attached]

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US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

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US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A] [**]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

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US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

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US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A] [**] [**]

US-DOCS\158638212.9 [Exhibit A]

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US-DOCS\158638212.9 [Exhibit A]

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US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 [Exhibit A]

US-DOCS\158638212.9 EXHIBIT B SUBLEASED PREMISES

[Exhibit C] US-DOCS\158638212.9 EXHIBIT C FF&E

US-DOCS\158638212.9

US-DOCS\158638212.9 Exhibit D FORM OF BILL OF SALE This BILL OF SALE (“Bill of Sale”), is dated as of _______________, 2025 (the “Effective Date”), from ASCENDIS PHARMA, INC., a Delaware corporation (“Assignor”), and SUMMIT THERAPEUTICS SUB, INC. a Delaware corporation (“Assignee”). WHEREAS, Assignor and Assignee are parties to that certain Sub-Sublease Agreement dated as of [__________], 2025 (the “Agreement”), pursuant to which Assignor has agreed to sell, assign, transfer and convey to Assignee the FF&E defined therein and described on Schedule A attached hereto. All initial capitalized terms used, but not defined, in this Bill of Sale shall have the meaning set forth in the Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged: 1. Assignor hereby sells, assigns, transfers and conveys to Assignee all of its right, title and interest in and to all of the FF&E, and Assignee hereby purchases and accepts all of Assignor’s right, title and interest in and to all of the FF&E, as of the Effective Date, on the terms set forth in this Bill of Sale. 2. EXCEPT AS SPECIFICALLY SET FORTH IN THE AGREEMENT, THE FF&E IS HEREBY SOLD, ASSIGNED, TRANSFERRED AND CONVEYED TO PURCHASER ON AN “AS IS”, “WHERE IS”, “WITH ALL FAULTS” BASIS, WITHOUT ANY REPRESENTATION, WARRANTY, GUARANTY, PROMISE, PROJECTION OR PREDICTION WHATSOEVER WITH RESPECT TO SUCH FF&E, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. 3. Each of Assignor and Assignee may deliver executed signature pages to this Bill of Sale by facsimile or email transmission (which may include images of manually executed signatures (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign)) to the other party hereto, which facsimile or email copy shall be deemed to be an original executed signature page. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page. [Remainder of page intentionally left blank; Signatures on following pages]

US-DOCS\158638212.9 IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale to be executed and delivered in their names by their respective duly authorized officers or representatives as of the Effective Date. ASSIGNOR: ASCENDIS PHARMA, INC., a Delaware corporation By: Name: Title: SUMMIT THERAPEUTICS SUB, INC. a Delaware corporation By: Name: Title:

US-DOCS\158638212.9 SCHEDULE A FF&E